LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Global Bond Fund (the “Fund”)

Supplement dated December 8, 2023 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated May 1, 2023, as supplemented

Liquidation of the Fund

On December 7, 2023, the Board of Directors of Lord Abbett Global Fund, Inc. approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around March 15, 2024 (the “Liquidation Date”). Pursuant to the Plan, the Fund will make any dividend distributions required to eliminate any Fund-level taxes, pay or otherwise provide for Fund expenses and liabilities as directed by the Plan, and distribute to its stockholders of record the remaining proceeds in one or more liquidating distributions on the Liquidation Date in redemption of all outstanding shares of the Fund.

At any time before the Liquidation Date, stockholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Redemptions” in the prospectus.

Individual Retirement Accounts (“IRAs”). Absent an instruction to the contrary prior to the Liquidation Date, for IRAs held directly with the Fund, shares of the Fund will be automatically exchanged for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund on the Liquidation Date.

In connection with the liquidation of the Fund, the Fund no longer will accept purchase orders or requests to exchange shares of other Lord Abbett Funds for shares of the Fund as of the close of business on December 15, 2023.

Please retain this document for your future reference.